EXHIBIT 21


             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2005
             ------------------------------------------------------

         PINNACLE DOMESTIC INTERNATIONAL SALES CORPORATION (California)

                       PINNACLE SYSTEMS, INC. (California)

                     1117 ACQUISITION CORPORATION (Delaware)

                            AVID C.V. LLC (Delaware)

                   AVID INTERNET MEDIA GROUP, INC. (Delaware)

                   AVID TECHNOLOGY WORLDWIDE, INC. (Delaware)

                              INEWS, LLC (Delaware)

                             M-AUDIO LLC (Delaware)

                        PS MIRO HOLDINGS, INC. (Delaware)

                           TRUEVISION, INC. (Delaware)

             AVID TECHNOLOGY SECURITIES CORPORATION (Massachusetts)

                 AVID TECHNOLOGY (AUSTRALIA) PTY LTD (Australia)

                             SOFTIMAGE CO. (Canada)

                    AVID TECHNOLOGY EUROPE LIMITED (England)

                      AVID TECHNOLOGY IBERIA LTD (England)

                       EVOLUTION ELECTRONICS LTD (England)

                              INEWS LTD. (England)

                              MIDIMAN LTD (England)

                         PINNACLE SYSTEMS LTD (England)

                        AVID TECHNOLOGY S.A.R.L. (France)

                         NXN SOFTWARE S.A.R.L. (France)

                       PINNACLE SYSTEMS S.A.R.L. (France)

                         AVID TECHNOLOGY GmbH (Germany)

                     AVID TECHNOLOGY HOLDINGS GmbH (Germany)

                              INEWS GmbH (Germany)

                           NXN SOFTWARE GmbH (Germany)

                         PINNACLE SYSTEMS GmbH (Germany)

                   PS MIRO HOLDINGS, INC. & CO., KG (Germany)

                        WIZOO SOUND DESIGN GmbH (Germany)

                       AVID NORTH ASIA LIMITED (Hong Kong)

                         DIGIDESIGN ITALY S.R.L. (Italy)

                          AVID TECHNOLOGY K.K. (Japan)

                       PINNACLE SYSTEMS, KK JAPAN (Japan)

                         AVID BENELUX B.V. (Netherlands)

                     AVID GENERAL PARTNER B.V. (Netherlands)

                       AVID TECHNOLOGY C.V. (Netherlands)

                   AVID TECHNOLOGY HOLDING B.V. (Netherlands)

                AVID TECHNOLOGY INTERNATIONAL B.V. (Netherlands)

                       PINNACLE SYSTEMS B.V. (Netherlands)

                 AVID TECHNOLOGY (S.E. ASIA) PTE LTD (Singapore)

                          AVID TECHNOLOGY S.L. (Spain)

                             AVID NORDIC AB (Sweden)

                           D-DESIGN NORDIC AB (Sweden)